UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22802

FS Global Credit Opportunities Fund

(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman

FS Global Credit Opportunities Fund

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The annual report (the “Annual Report”) of FS Global Credit Opportunities Fund (the “Fund”) for the year ended December 31, 2019 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Annual report 2019

Finding value to generate income and growth

FS Global Credit Opportunities Fund

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of FS Global Credit Opportunities Fund’s (the “Fund”), FS Global Credit Opportunities Fund–A’s (“Fund–A”), FS Global Credit Opportunities Fund–D’s (“Fund–D”), FS Global Credit Opportunities Fund–T’s (“Fund–T”), FS Global Credit Opportunities Fund–ADV’s (“Fund–ADV”) and FS Global Credit Opportunities Fund–T2’s (“Fund–T2” and, collectively with Fund–A, Fund–D, Fund–T and Fund–ADV, the “Feeder Funds” and, collectively with the Fund, the “Funds”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker- dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Funds electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 877-628 -8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or directly with the Funds.

Michael Forman President & Chief Executive Officer FS Global Credit Opportunities Fund

Fellow Shareholder,

2019 was a strong year for financial markets. Moderate U.S. growth, strong consumer confidence and generally low corporate default rates served as a tailwind to both equity and credit market performance. Against this backdrop, we are pleased with our progress since FS Investments assumed all advisory and operational management functions of FS Global Credit Opportunities Fund (FSGCO, or the Fund) in April 2018.

Our efforts in 2019 focused on three primary areas:

•	First, we continued to execute on the Fund’s strategy to generate an attractive level of income and capital appreciation over the long term for investors. We look for opportunities where we can use our team’s deep credit expertise to identify opportunities, such as event-driven investments or special situations, to generate differentiated sources of return. These investments include opportunistic private and public securities that are often overlooked by the broader markets due to complexity, illiquidity or uncertainty.

•	Second, we increased the Fund’s allocation to senior secured debt investments and reduced the Fund’s exposure to unsecured debt and equity investments. By doing so, we reduced the portfolio’s allocation to investments that historically were highly sensitive to the performance of the broader markets. We believe the portfolio is more defensively positioned today than prior to FS assuming all management functions.

•	Finally, we made meaningful progress toward optimizing the Fund’s operations. For example, we improved the Fund’s borrowings by extending maturities, adding fixed-rate borrowings and gaining flexibility to borrow against a broad range of asset types. We believe these efforts have helped and will continue to help generate strong returns and ensure the Fund has ample liquidity to take advantage of buying opportunities.

Market review

High yield bonds and senior secured loans returned 14.4% and 8.6% in 2019.1,2 Despite the strong headline numbers, investors grew increasingly selective in 2019, as lower-rated credits underperformed their higher-rated peers. For example, CCC rated high yield bonds and loans returned 9.1% and 3.4%, respectively, in 2019 compared to 15.7% and 9.3% for BB rated high yield bonds and loans over the same time period.3,4,5,6

It was a tale of two markets for much of 2019 with bonds outperforming loans. The combination of three quarter-point rate cuts, benign inflation data and heightened negative investor sentiment led to large outflows from loan funds. Retail investors withdrew over $37 billion from bank loan mutual funds and ETFs in 2019.7 Following 15 straight monthly outflows, bank loan mutual fund and ETF assets under management declined from approximately $126 billion in December 2018 to less than $96 billion as of December 31, 2019.7

Meanwhile, high yield bonds benefited from a stable U.S. economic backdrop, subdued inflation and low corporate default rates. Against this backdrop, flows into high yield mutual funds and ETFs were nearly $19 billion for the year ended December 31, 2019.7

Performance review8,9

We believe the steps we have taken since assuming full advisory and portfolio management functions of the Fund helped diversify the portfolio and generate consistent returns for our investors. Since the Feeder Funds have differing expense structures, we look to the Master Fund’s returns for perspective on performance.

The Master Fund significantly outperformed the high yield bond and loan markets in 2018 driven largely by our efforts to reduce the Fund’s allocation to unsecured debt, equity and other investments whose performance tended to be highly influenced by changes in investor sentiment. The timing of the portfolio transition is noteworthy in hindsight given the sharp sell-off in the equity and below-investment grade credit markets in the fourth quarter of 2018. Rising concerns over global trade and slowing economic growth sent the S&P down nearly 14% in the fourth quarter of 2018 while high yield bonds and loans returned -4.7% and -3.5%.1,2 The impact was more severe in the lower-rated segments of the market as CCC rated high yield bonds returned -10.4% in the fourth quarter of 2018.3,4

Our efforts to transition the portfolio’s composition contributed to the Fund’s relative performance in 2019. The Master Fund returned 6.6% in 2019, underperforming high yield bonds and loans, which returned 14.4% and 8.6%, respectively. However, much of the benchmark performance in 2019 was driven by a large rebound in prices following the challenging end to 2018. Since the Fund largely avoided the market volatility in 2018, returns were not boosted by the significant rebound in prices in the early part of 2019. We believe the general stability in performance reflects the significant progress made in transitioning the portfolio over the last two years.

TOTAL RETURNS	2018	2019
Master Fund*	8.3%	6.6%
FSGCO–A	7.9%	6.4%
FSGCO–D	7.9%	6.4%
FSGCO–T	6.9%	4.8%
FSGCO–ADV	7.3%	5.6%
FSGCO–T2	6.3%	4.5%
High yield bonds	-2.3%	14.4%
Senior secured loans	0.4%	8.6%
CCC bonds	-4.1%	9.1%
CCC loans	2.4%	3.4%

*Master Fund’s returns are net of fees and expenses.

Looking closer at investment activity, we sourced opportunistic private and public investments with a focus on secured debt. As of December 31, 2019, approximately 77% of the portfolio consisted of senior secured debt, up from 71% as of December 31, 2018. The allocation to unsecured debt declined to 18% as of year-end compared to 20% as of the same period a year ago, while the Fund’s allocation to collateralized securities and equity/other investments declined to 5% at year-end compared to 9% as of December 31, 2018. Floating rate debt represented approximately 58% of the portfolio as of December 31, 2019, up from 52% of the portfolio as of December 31, 2018.

Our strategy is designed to perform across the business and credit cycle. We believe focusing on individual, value-based opportunities across the capital structure offers the potential for stronger risk-adjusted returns over time. Our goal is to deliver higher total returns than traditional credit strategies with lower risk for our shareholders.

Thank you for your continued support and trust in us.

Sincerely,

Michael Forman

President & Chief Executive Officer

FS Global Credit Opportunities Fund

1	ICE BofAML U.S. High Yield Master II Index.

2	S&P/LSTA Leveraged Loan Index.

3	ICE BofAML U.S. High Yield CCC Rated or Below Index.

4	S&P/LSTA Leveraged Loan CCC Only Index.

5	ICE BofAML U.S. High Yield BB Rated Index.

6	S&P/LSTA Leveraged Loan BB Only Index

7	Refinitiv Lipper.

8	FS Global Credit Opportunities Fund’s Feeder Funds described herein are FS Global Credit Opportunities Fund–A (FSGCO–A or Fund–A), FS Global Credit Opportunities Fund–D (FSGCO–D or Fund–D), FS Global Credit Opportunities Fund–T (FSGCO–T or Fund–T), FS Global Credit Opportunities Fund–ADV (FSGCO–ADV or Fund–ADV) and FS Global Credit Opportunities Fund–T2 (FSGCO–T2 or Fund–T2).

9	The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Feeder Fund at the Feeder Fund’s NAV per share as of the share closing date occurring on or immediately following the distribution payment date. The total return does not consider the effect of the sales load from the sale of the Feeder Fund’s common shares. The payment of future distributions on Fund–A’s, Fund–D’s, Fund–T’s, Fund–ADV’s and Fund–T2’s common shares is subject to the discretion of their boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

FSGCO portfolio highlights

As of December 31, 2019 (unless otherwise noted)

Senior secured debt represented 77% of the Fund’s portfolio.

Portfolio composition		Industry classification (by fair value)
Senior secured loans — 1st lien	44%	Energy	18%
Senior secured loans — 2nd lien	16%	Software & Services	12%
Senior secured bonds	17%	Consumer Services	10%
Subordinated debt	18%	Capital Goods	9%
Collateralized securities	2%	Diversified Financials	9%
Equity/other	3%	Retailing	8%
		Health Care Equipment & Services	7%
		Insurance	6%
		Transportation	5%
		Household & Personal Products	5%
		Telecommunication Services	4%
		Materials	2%
		Technology Hardware & Equipment	2%
		Automobiles & Components	2%
		Food & Staples Retailing	1%

FSGCO Officers + Trustees

Officers

Michael Forman	Stephen S. Sypherd
President & Chief Executive Officer	Vice President, Treasurer & Secretary

Edward T. Gallivan, Jr.	James F. Volk
Chief Financial Officer	Chief Compliance Officer

Board of Trustees

Michael Forman	Philip E. Hughes, Jr.
Chairman	Trustee
Chairman & Chief Executive Officer	Vice-Chairman
FS Investments	Keystone Industries

Walter W. Buckley, III	Oliver C. Mitchell, Jr.
Trustee	Trustee
Chairman & Chief Executive Officer	Attorney & Consultant
Actua Corporation
Robert N.C. Nix, III
David L. Cohen	Trustee
Trustee	Of Counsel,
Senior Executive Vice President	Obermayer Rebmann Maxwell & Hippel LLP
Comcast Corporation

Barbara J. Fouss
Trustee
Former Director of Strategic Initiatives
& Chief Credit Policy Officer
Sun National Bank

FS Global Credit Opportunities Fund
Annual Report for the Year Ended December 31, 2019
i

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of FS Global Credit Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of FS Global Credit Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2019, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2019, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period ended December 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as auditor of one or more FS Investments investment companies since 2013.
Philadelphia, Pennsylvania
February 28, 2020

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments
As of December 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—49.4%
Aimmune Therapeutics, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	L+750	1.0%	1/3/25	$3,914	$3,876	$3,933
Ascena Retail Group, Inc.	(e)	Retailing	L+450	0.8%	8/21/22	42,000	26,859	28,770
Aspect Software, Inc.	(r)(s)	Software & Services	L+500	1.0%	1/15/24	9,057	8,140	8,231
Aspect Software, Inc.	(g)(r)(s)	Software & Services	L+500	1.0%	7/15/23	1,743	1,743	1,743
BCP Raptor II, LLC	(f)	Energy	L+475		11/3/25	18,890	18,463	17,505
CCS-CMGC Holdings, Inc.	(e)	Health Care Equipment & Services	L+550		10/1/25	19,800	19,629	19,354
CITGO Holding, Inc.	(e)	Energy	L+700	1.0%	8/1/23	9,975	9,838	10,191
CITGO Petroleum Corp.	(e)	Energy	L+500	1.0%	3/28/24	39,700	39,353	39,948
Diamond Resorts International, Inc.	(e)	Consumer Services	L+375	1.0%	9/2/23	10,643	10,420	10,436
Diebold Nixdorf, Inc.	(e)	Technology Hardware & Equipment	L+475		4/30/22	2,000	1,925	2,000
Diebold Nixdorf, Inc.	(e)	Technology Hardware & Equipment	L+925		8/31/22	35,446	36,505	37,551
Fairway Group Acquisition Co.	(i)(p)(r)(s)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	5,256	4,193	—
Fairway Group Acquisition Co.	(i)(p)(r)(s)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	8,387	8,387	4,844
Fairway Group Acquisition Co.	(r)(s)	Food & Staples Retailing	15.0% PIK (15.0% Max PIK)		8/28/23	1,767	1,761	1,767
Fairway Group Acquisition Co.	(r)(s)	Food & Staples Retailing	15.0% PIK (15.0% Max PIK)		8/28/23	2,950	2,819	2,950
J. Crew Group, Inc.		Retailing	L+322	1.0%	3/5/21	12,339	9,718	11,295
JC Penney Corp., Inc.	(e)	Retailing	L+425	1.0%	6/23/23	11,034	10,576	9,775
Kronos Acquisition Holdings Inc.	(e)	Household & Personal Products	L+400		5/15/23	33,279	31,742	32,763
LifeScan Global Corp.	(e)(f)	Health Care Equipment & Services	L+600		10/1/24	51,814	49,235	49,612
Limbach Facility Services, LLC	(r)	Capital Goods	L+1100	2.0%	4/12/23	15,769	15,769	16,006
Limbach Facility Services, LLC	(g)(r)	Capital Goods	L+1100	2.0%	4/12/23	9,615	9,616	9,760
Mavenir Systems, Inc.	(e)	Software & Services	L+600	1.0%	5/8/25	26,595	26,155	26,462
Monitronics International, Inc.	(e)	Consumer Services	L+500	1.5%	7/3/24	27,716	27,792	27,730
Monitronics International, Inc.	(e)	Consumer Services	L+650	1.3%	3/29/24	47,654	46,380	40,684
Neovia Logistics, LP	(e)	Transportation	L+650		5/8/24	35,000	34,055	32,900
Northpole Newco S.A.R.L.	(e)	Software & Services	L+700		3/18/25	9,625	8,735	8,662
Origami Owl, LLC	(i)(p)(r)	Consumer Durables & Apparel	L+700, 5.0% PIK (5.0% Max PIK)	2.5%	3/31/20	3,089	2,243	212
Origami Owl, LLC	(i)(p)(r)	Consumer Durables & Apparel	L+700, 5.0% PIK (5.0% Max PIK)	2.5%	3/31/20	29,336	21,167	2,017
Peninsula Pacific Entertainment, LLC		Consumer Services	L+725		11/13/24	10,620	10,582	10,620
Pioneer Energy Services Corp.		Energy	L+775		11/8/22	17,000	16,932	16,405
Playtika Holding Corp.	(e)	Consumer Services	L+600	1.0%	12/10/24	25,000	24,505	25,312
Propulsion Acquisition, LLC		Capital Goods	L+600	1.0%	7/13/21	15,733	15,369	15,576
Quorum Health Corp.	(e)	Health Care Equipment & Services	L+675	1.0%	4/29/22	41,872	40,976	41,211
RentPath, LLC	(i)(p)	Media	L+475	1.0%	12/17/21	987	868	550
See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Salt Creek Aggregator HoldCo, LLC	(r)	Energy	L+550		10/31/22		$29,700	$29,474	$29,143
SCM Topco, LLC	(r)	Energy	L+10.0% PIK (10.0% Max PIK)	1.0%	5/30/24		40,877	40,613	40,417
Sheridan Investment Partners I, LLC	(i)(p)	Energy	L+350	0.8%	2/14/20		23,202	22,971	14,269
Sheridan Production Partners I-A, L.P.	(i)(p)	Energy	L+350	0.8%	2/14/20		3,076	3,045	1,891
Sheridan Production Partners I-M, L.P.	(i)(p)	Energy	L+350	0.8%	2/14/20		1,877	1,859	1,155
Spectacle Gary Holdings, LLC	(g)	Consumer Services	L+900	2.0%	12/23/25		1,419	1,376	1,437
Spectacle Gary Holdings, LLC	(e)	Consumer Services	L+900	2.0%	12/23/25		19,581	18,995	19,826
Staples Canada, ULC	(r)	Retailing	L+700	1.0%	9/12/24	C$	21,796	17,410	16,706
Sungard AS New Holdings III, LLC	(r)(s)	Software & Services	L+750	1.0%	2/3/22		$3,039	2,954	3,145
Sungard AS New Holdings III, LLC	(g)(r)(s)	Software & Services	L+750	1.0%	2/3/22		3,039	2,954	3,145
Trico Group, LLC	(e)	Automobiles & Components	L+700	1.0%	2/2/24		28,875	27,870	28,677
Waterbridge Midstream Operating LLC	(e)(f)	Energy	L+575	1.0%	6/22/26		11,332	11,064	11,176
Wok Holdings, Inc.	(e)	Consumer Services	L+625		3/1/26		19,850	19,670	16,302
Total Senior Secured Loans—First Lien								796,581	754,064
Unfunded Loan Commitments								(15,689)	(15,689)
Net Senior Secured Loans—First Lien								780,892	738,375
Senior Secured Loans—Second Lien—17.9%
American Bath Group, LLC		Capital Goods	L+975	1.0%	9/30/24		60,000	58,219	60,000
Fairway Group Acquisition Co.	(i)(p)(r)(s)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24		4,715	3,679	—
Gigamon, Inc.	(e)	Software & Services	L+850	1.0%	12/26/25		50,000	49,259	49,250
Ivanti Software, Inc.	(e)	Software & Services	L+900	1.0%	1/20/25		20,000	19,786	19,725
LBM Borrower, LLC		Capital Goods	L+925	1.0%	8/20/23		27,300	27,194	26,916
Livingston International, Inc.	(e)	Transportation	L+950		4/30/27		25,000	23,807	24,000
MLN US Holdco LLC	(e)	Telecommunication Services	L+875		11/30/26		25,500	24,406	19,550
NGS US Finco, LLC		Energy	L+850	1.0%	4/1/26		30,000	29,600	30,150
Sungard AS New Holdings III, LLC	(r)(s)	Software & Services	L+400, 2.5% PIK (2.5% Max PIK)	1.0%	11/3/22		14,919	14,919	14,919
Virtus Partners Holdings, LLC	(r)	Software & Services	4.0%, 8.0% PIK (8.0% Max PIK)		11/17/22		21,853	21,554	22,727
Total Senior Secured Loans—Second Lien								272,423	267,237
Senior Secured Bonds—20.0%
Ardonagh Midco 3 PLC	(o)	Diversified Financials	8.4%		7/15/23		£17,154	19,323	22,790
Ardonagh Midco 3 PLC	(n)(o)	Diversified Financials	8.6%		7/15/23		$17,310	15,305	17,187
CITGO Petroleum Corp.	(n)(o)	Energy	9.3%		8/1/24		20,000	20,000	21,500
CSI Compressco LP	(n)(o)	Energy	7.5%		4/1/25		3,000	2,850	2,956
CSVC Acquisition Corp.	(m)(n)(o)	Diversified Financials	7.8%		6/15/25		46,897	41,062	28,275
Diamond Resorts International, Inc.	(n)(o)	Consumer Services	7.8%		9/1/23		11,405	11,507	11,759
Digicel International Finance Limited	(n)(o)	Telecommunication Services	8.8%		5/25/24		30,000	29,323	29,337
See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Gogo Intermediate Holdings LLC	(n)(o)	Software & Services	9.9%		5/1/24	$22,500	$22,397	$23,813
Guitar Center, Inc.	(n)(o)	Retailing	9.5%		10/15/21	20,000	19,320	19,736
J. Crew Brand, LLC	(n)(o)	Retailing	13.0%		9/15/21	33,259	33,119	35,338
JC Penney Corp., Inc.	(n)(o)	Retailing	5.9%		7/1/23	2,000	1,750	1,720
JW Aluminum Co.	(n)(o)	Materials	10.3%		6/1/26	30,000	30,000	31,510
K. Hovnanian Enterprises, Inc.	(n)(o)	Consumer Durables & Apparel	10.0%		7/15/22	6,260	5,354	5,006
Navios Logistics Finance, Inc.	(n)(o)	Transportation	7.3%		5/1/22	35,000	33,412	34,355
O&M Halyard, Inc.	(o)	Health Care Equipment & Services	4.4%		12/15/24	4,183	2,853	3,191
StoneMor Partners L.P.	(n)	Consumer Services	11.5% PIK (11.5% Max PIK)		6/30/24	10,201	9,877	10,125
Total Senior Secured Bonds							297,452	298,598
Subordinated Debt—20.4%
Acrisure LLC	(n)(o)	Insurance	10.1%		8/1/26	27,000	27,000	29,156
Advisor Group Holdings, Inc.	(n)(o)	Diversified Financials	10.8%		8/1/27	20,000	19,249	20,057
CIS General Insurance Ltd.	(o)	Insurance	12.0%		5/8/25	£55,200	81,263	75,992
CSI Compressco LP	(o)	Energy	7.3%		8/15/22	$22,548	20,185	20,807
Extraction Oil & Gas, Inc.	(n)(o)	Energy	7.4%		5/15/24	18,289	16,319	11,484
Freedom Mortgage Corp.	(n)(o)	Diversified Financials	10.8%		4/1/24	28,792	28,306	29,821
Frontier Communications Corp.	(o)	Telecommunication Services	10.5%		9/15/22	21,000	15,750	10,297
Frontier Communications Corp.	(o)	Telecommunication Services	8.8%		4/15/22	3,000	2,218	1,456
Kronos Acquisition Holdings Inc.	(n)(o)	Household & Personal Products	9.0%		8/15/23	48,050	45,294	46,028
Montage Resources Corp.	(o)	Energy	8.9%		7/15/23	24,489	21,185	22,652
PriSo Acquisition Corp.	(n)(o)	Capital Goods	9.0%		5/15/23	36,867	36,581	36,683
Total Subordinated Debt							313,350	304,433
Collateralized Securities—2.2%
Deutsche Bank AG Frankfurt (CRAFT 2017-1)	(m)(n)(r)	Diversified Financials	13.9%		10/20/26	33,419	33,419	32,500
Total Collateralized Securities							33,419	32,500

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares / Contracts	Cost	Fair Value(d)
Equity/Other—3.3%
Aspect Software Parent, Inc., Warrants	(i)(r)(s)	Software & Services		598,778	$—	$—
Avantor, Inc., Common Equity	(i)(n)	Materials		195,675	2,739	3,552
Bright Pattern, Inc., Common Equity	(i)(r)(s)	Software & Services		599,720	973	1,038
Chinos Holdings, Inc., Series A Preferred Equity	(m)(r)	Retailing	5.0%, 2.0% PIK (2.0% Max PIK)	18,466	6,048	14,701
Chinos Holdings, Inc., Common Equity	(i)(r)	Retailing		1,068,652	117	1,453
Fairway Group Holdings Corp., Common Equity	(i)(r)(s)	Food & Staples Retailing		76,517	2,458	—
Ridgeback Resources Inc., Common Equity	(i)(r)	Energy		1,960,162	12,044	10,356
Selecta Group B.V., Contingent Value Notes	(h)(i)(r)	Retailing		7	3	—
Selecta Group B.V., Warrants, 6/20/2020	(h)(i)(r)	Retailing		98	2	—
Sungard AS New Holdings, LLC, Common Equity	(i)(r)(s)	Software & Services		272,014	19,011	17,752
TE Holdings, LLC, Preferred Equity	(i)(p)	Energy	8.0% PIK (8.0% Max PIK)	216,711	2,164	—
TE Holdings, LLC, Common Equity	(i)(q)	Energy		326,925	2,779	26
White Star Petroleum Holdings, LLC, Common Equity	(i)(q)(r)	Energy		2,969,914	2,524	—
Total Equity/Other					50,862	48,878
TOTAL INVESTMENTS—113.2%					$1,748,398	1,690,021
Credit Facilities Payable—(8.4)%	(j)					(125,427)
Term Preferred Shares, at Liquidation Value, Net—(13.3)%						(198,706)
Other Assets in Excess of Liabilities—8.5%						127,914
NET ASSETS—100.0%						$1,493,802

C$—Canadian Dollar.
£—British Pound.
Investments Sold Short
Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(0.2)%
Avantor, Inc., Common Equity	(i)(m)	Materials	(195,675)	$(3,034)	$(3,552)
Total Investments Sold Short				$(3,034)	$(3,552)

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2019
(in thousands, except share amounts)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	1/13/20	USD	26,522	CAD	35,000	$(476)
JPMorgan Chase Bank, N.A.	1/13/20	USD	1,946	EUR	1,750	(20)
JPMorgan Chase Bank, N.A.	1/13/20	USD	98,959	GBP	75,000	(588)
						$(1,084)

CAD—Canadian Dollar.
EUR—Euro.
GBP—British Pound.
USD—U.S. Dollar.
Credit Default Swaps on Corporate Issues—Buy Protection
Reference Entity	Counterparty	Implied Credit Spread at December 31, 2019(k)	Industry	Fixed Deal Pay Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Beazer Homes USA, Inc.	Barclays Bank PLC	1.9%	Consumer Durables & Apparel	5.0%	Quarterly	12/20/24	$(10,000)	$(1,356)	$(834)	$(522)
Boyd Gaming Corp.	Credit Suisse International	0.6%	Consumer Services	5.0%	Quarterly	12/20/24	$(7,000)	(601)	(574)	(27)
Boyd Gaming Corp.	Goldman Sachs International	0.6%	Consumer Services	5.0%	Quarterly	12/20/24	$(3,000)	(1,402)	(1,339)	(63)
CenturyLink, Inc.	JPMorgan Chase Bank, N.A	2.1%	Telecommunication Services	1.0%	Quarterly	12/20/24	$(10,000)	513	641	(128)
KB Home	Barclays Bank PLC	1.0%	Consumer Durables & Apparel	5.0%	Quarterly	12/20/24	$(10,000)	(1,801)	(1,678)	(123)
United Rentals North America, Inc.	Barclays Bank PLC	0.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(5,000)	(402)	(332)	(70)
United Rentals North America, Inc.	Credit Suisse International	0.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(3,000)	(1,005)	(791)	(214)
United Rentals North America, Inc.	JPMorgan Chase Bank, N.A	0.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(2,000)	(603)	(484)	(119)
								$(6,657)	$(5,391)	$(1,266)
Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection
Reference Entity	Implied Credit Spread at December 31, 2019(k)	Industry	Fixed Deal Receive Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Frontier Communications Corp.	184.1%	Telecommunication Services	5.0%	Quarterly	6/20/20	$5,000	$(2,256)	$(552)	$(1,704)
							$(2,256)	$(552)	$(1,704)

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2019
(in thousands, except share amounts)

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2019, the three-month London Interbank Offered Rate (“L”) was 1.91%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment.

(c)
Denominated in U.S. dollars, unless otherwise noted.

(d)
Fair value is determined by the Fund’s board of trustees (see Note 8).

(e)
Security or portion thereof held by Dauphin Funding LLC (“Dauphin Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Dauphin Funding’s revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(f)
Position or portion thereof unsettled as of December 31, 2019.

(g)
Security is an unfunded loan commitment.

(h)
Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)
Security is non-income producing.

(j)
Includes the effect of investments sold short, forward foreign currency exchange contracts and credit default swap positions.

(k)
Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(l)
The maximum potential amount the Fund could receive/pay as a buyer/seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)
Security or portion thereof pledged as collateral supporting the amounts outstanding under the Fund’s prime brokerage facility with JPMorgan Chase Bank, N.A.

(n)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $478,346, which represents approximately 32.0% of net assets as of December 31, 2019. As of December 31, 2019, the Fund held one restricted security as to resale, Avantor, Inc., Common Equity, which the Fund had acquired on May 16, 2019 at a cost of  $2,739. Total market value of the restricted security amounts to $3,552, which represents approximately 0.2% of net assets as of December 31, 2019.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP PBIL”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9).

(p)
Security was on non-accrual status as of December 31, 2019.

(q)
Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.

(r)
Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

(s)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of a portfolio company. As of December 31, 2019, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to such portfolio companies for the year ended December 31, 2019:

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Schedule of Investments (continued)
As of December 31, 2019
(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2018	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2019	Interest Income(3)	PIK Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Aspect Software, Inc.	$5,118	$—	$(5,353)	$(1,438)	$1,673	$—	$—	$—	$—
Aspect Software, Inc.	7,008	—	(7,472)	(1,908)	2,372	—	(102)	—	—
Aspect Software, Inc.	—	10,006	(1,948)	82	91	8,231	928	—	—
Aspect Software, Inc.(4)	—	—	—	—	—	—	6	—
Fairway Group Acquisition Co.	624	—	—	—	(624)	—	—	—	—
Fairway Group Acquisition Co.	7,219	954	—	—	(3,329)	4,844	—	955	—
Fairway Group Acquisition Co.	514	1,254	—	—	(1)	1,767	29	152	—
Fairway Group Acquisition Co.	2,588	386	—	—	(24)	2,950	73	362	—
SunGard Availability Services Capital, Inc.	—	26,345	(17,545)	(8,800)	—	—	285	—	32
SunGard Availability Services Capital, Inc.	—	16,556	(14,742)	(1,814)	—	—	162	—	3
Sungard AS New Holdings III, LLC(5)	—	3,394	(454)	14	382	3,336	269	—	105
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	—	—	—	—	—	—	—	—
Sungard AS New Holdings III, LLC	—	14,919	—	—	—	14,919	684	191	—
Subordinated Debt
SunGard Availability Services Capital, Inc.	—	30,488	(4,862)	(25,626)	—	—	—	—	—
Equity/Other
Aspect Software Parent, Inc., Common Equity	—	—	—	(39,206)	39,206	—	—	—	—
Aspect Software Parent, Inc., Warrants	—	—	—	—	—	—	—	—	—
Bright Pattern, Inc., Common Equity	—	973	—	—	65	1,038	—	—	—
Fairway Group Holdings Corp., Common Equity	—	—	—	—	—	—	—	—	—
Sungard AS New Holdings, LLC, Common Equity	—	19,011	—	—	(1,259)	17,752	—	—	—
Total	$23,071	$124,286	$(52,376)	$(78,696)	$38,552	$54,837	$2,334	$1,660	$140

(1)
Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.

(2)
Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.

(3)
Interest, PIK and fee income are presented for the full year ended December 31, 2019.

(4)
Security is an unfunded commitment with amortized cost of  $1,743 and fair value of  $1,743.

(5)
Security includes a partially unfunded commitment with amortized cost of  $2,954 and fair value of  $3,145.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

December 31, 2019
Assets
Investments, at fair value—unaffiliated (amortized cost—$1,679,104)	$1,635,184
Investments, at fair value—affiliated (amortized cost—$69,294)	54,837
Cash	64,520
Foreign currency (cost—$2,247)	2,208
Interest receivable	21,851
Collateral held at broker	15,052
Receivable for investments sold and repaid	60,805
Receivable on credit default swaps	8
Unamortized swap premiums paid	641
Deferred financing costs	386
Prepaid expenses and other assets	24
Total assets	$1,855,516
Liabilities
Payable for investments purchased	$4,613
Credit facilities payable(1)	125,427
Term preferred shares, at liquidation value of $1,000 per share (net of discount and deferred financing costs of $794 and $500, respectively)(1)	198,706
Investments sold short, at fair value (proceeds—$3,034)	3,552
Interest expense payable	4,032
Management fees payable	7,345
Unamortized swap premiums received	6,584
Incentive fees payable	3,006
Administrative services expense payable	320
Accounting and administrative fees payable	317
Professional fees payable	407
Payable on credit default swaps	133
Trustees’ fees payable	212
Unrealized depreciation on credit default swaps	2,970
Unrealized depreciation on forward foreign currency exchange contracts	1,084
Other accrued expenses and liabilities	3,006
Total liabilities	$361,714
Net assets	$1,493,802
Commitments and contingencies ($1,647)(2)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 199,244,649 shares issued and outstanding	$199
Capital in excess of par value	1,689,202
Retained earnings (accumulated deficit)	(195,599)
Net assets	$1,493,802
Net asset value per common share at period end	$7.50

(1)   See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.
(2)   See Note 11 for a discussion of the Fund’s commitments and contingencies.
See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Statement of Operations
(in thousands)

Year Ended December 31, 2019
Investment income
Interest income—unaffiliated	$191,522
Interest income—affiliated	2,334
Paid-in-kind interest income—unaffiliated	5,835
Paid-in-kind interest income—affiliated	1,660
Dividend income—unaffiliated	522
Fee income—unaffiliated	15,053
Fee income—affiliated	140
Total investment income	217,066
Operating expenses
Management fees(1)	35,007
Incentive fees(1)	10,145
Administrative services expenses	3,173
Accounting and administrative fees	1,414
Interest expense	22,499
Dividend expense on investments sold short	106
Professional fees	851
Trustees’ fees	726
Other general and administrative expenses	1,664
Total operating expenses	75,585
Net investment income before taxes	141,481
Excise taxes	2,681
Net investment income	138,800
Realized and unrealized gain/loss
Net realized gain (loss) on investments—unaffiliated	(53,313)
Net realized gain (loss) on investments—affiliated	(78,696)
Net realized gain (loss) on credit default swaps	(10,875)
Net realized gain (loss) on options written	21,820
Net realized gain (loss) on investments sold short	(1,006)
Net realized gain (loss) on forward foreign currency exchange contracts	(208)
Net realized gain (loss) on foreign currency	(2,271)
Net change in unrealized appreciation (depreciation) on investments—unaffiliated	42,092
Net change in unrealized appreciation (depreciation) on investments—affiliated	38,552
Net change in unrealized appreciation (depreciation) on credit default swaps	2,315
Net change in unrealized appreciation (depreciation) on investments sold short	(338)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(906)
Net change in unrealized gain (loss) on foreign currency	100
Total net realized gain (loss) and unrealized appreciation (depreciation)	(42,734)
Net increase (decrease) in net assets resulting from operations	$96,066

(1)
See Note 4 for a discussion of the investment advisory agreement between the Fund and FS Global Advisor, LLC, the Fund’s investment adviser, which became effective May 10, 2019.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Statements of Changes in Net Assets
(in thousands)

	Year Ended December 31,
	2019	2018
Operations
Net investment income	$138,800	$136,281
Net realized gain (loss)	(124,549)	39,996
Net change in unrealized appreciation (depreciation) on investments	80,644	(67,306)
Net change in unrealized appreciation (depreciation) on credit default swaps	2,315	(7,273)
Net change in unrealized appreciation (depreciation) on investments sold short	(338)	22,573
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(906)	2,505
Net change in unrealized gain (loss) on foreign currency	100	(4,543)
Net increase (decrease) in net assets resulting from operations	96,066	122,233
Shareholder distributions(1)
Distributions to shareholders	(112,127)	(109,031)
Net decrease in net assets resulting from shareholder distributions	(112,127)	(109,031)
Capital share transactions(2)
Issuance of common shares	50,038	52,131
Repurchases of common shares	(46,148)	(83,372)
Net increase (decrease) in net assets resulting from capital share transactions	3,890	(31,241)
Total increase (decrease) in net assets	(12,171)	(18,039)
Net assets at beginning of period	1,505,973	1,524,012
Net assets at end of period	$1,493,802	$1,505,973

(1)   See Note 5 for a discussion of the sources of distributions declared by the Fund.
(2)   See Note 3 for a discussion of transactions with respect to the Fund’s common shares.
See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Statement of Cash Flows
(in thousands)

Year Ended December 31, 2019
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$96,066
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,409,290)
Paid-in-kind interest	(7,495)
Proceeds from sales and repayments of investments	1,570,509
Purchases to cover investments sold short	(72,563)
Proceeds from investments sold short	3,034
Premiums paid on credit default swaps—buy, net	(469)
Premiums received on credit default swaps—sell, net	322
Premiums received on options written	21,929
Premiums received on exit of options written	(109)
Net realized (gain) loss on investments	132,009
Net realized (gain) loss on options written	(21,820)
Net realized (gain) loss on investments sold short	1,006
Net change in unrealized (appreciation) depreciation on investments	(80,644)
Net change in unrealized (appreciation) depreciation on credit default swaps	(2,315)
Net change in unrealized (appreciation) depreciation on investments sold short	338
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	906
Accretion of discount	(19,213)
Amortization of deferred financing costs	511
(Increase) decrease in collateral held at broker	49,101
(Increase) decrease in receivable for investments sold and repaid	(15,514)
(Increase) decrease in interest receivable	4,767
(Increase) decrease in receivable on credit default swaps	77
(Increase) decrease in prepaid expenses and other assets	(24)
Increase (decrease) in payable on credit default swaps	133
Increase (decrease) in payable for investments purchased	(164,515)
Increase (decrease) in interest expense payable	1,795
Increase (decrease) in management fees payable	(1,236)
Increase (decrease) in incentive fees payable	3,006
Increase (decrease) in administrative services expense payable	37
Increase (decrease) in accounting and administrative fees payable	1
Increase (decrease) in professional fees payable	177
Increase (decrease) in trustees’ fees payable	(14)
Increase (decrease) in other accrued expenses and liabilities	1,533
Net cash provided by (used in) operating activities	92,036
Cash flows from financing activities
Issuance of common shares	50,038
Repurchases of common shares	(46,148)
Shareholder distributions	(112,170)
Borrowings under credit facilities(1)	394,845
Repayments under credit facilities(1)	(581,551)
Deferred financing costs paid	(642)
Net cash provided by (used in) financing activities	(295,628)
Total increase (decrease) in cash and foreign currency(2)	(203,592)
Cash and foreign currency at beginning of period	270,320
Cash and foreign currency at end of period	$66,728

(1)
See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the year ended December 31, 2019, the Fund paid interest expense of  $20,193 on financing arrangements and term preferred shares.

(2)
Includes net change in unrealized gain (loss) on foreign currency of  $30.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data:(1)
Net asset value, beginning of period	$7.58	$7.51	$8.07	$7.11	$8.91
Results of operations
Net investment income(2)	0.70	0.69	0.78	0.80	0.87
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.21)	(0.07)	(0.54)	0.97	(1.80)
Net increase (decrease) in net assets resulting from operations	0.49	0.62	0.24	1.77	(0.93)
Shareholder distributions(3)
Distributions from net investment income	(0.57)	(0.55)	(0.80)	(0.81)	(0.87)
Net decrease in net assets resulting from shareholder distributions	(0.57)	(0.55)	(0.80)	(0.81)	(0.87)
Net asset value, end of period	$7.50	$7.58	$7.51	$8.07	$7.11
Shares outstanding, end of period	199,244,649	198,727,405	202,807,462	174,763,703	130,181,842
Total return(4)	6.58%	8.29%	2.96%	26.66%	(11.37)%
Ratio/Supplemental Data:
Net assets, end of period	$1,493,802	$1,505,973	$1,524,012	$1,410,673	$925,770
Ratio of net investment income to average net assets(5)(6)	9.23%	8.79%	9.80%	10.84%	10.53%
Ratio of total operating expenses to average net assets(5)	5.21%	4.96%	5.51%	4.61%	4.69%
Ratio of expense reimbursement from sponsor to average net assets(5)	—	—	(0.11)%	(0.74)%	(1.51)%
Ratio of expense recoupment to sponsor to average net assets(5)	—	—	0.01%	—	—
Ratio of management fee waiver to average net assets(5)	—	(0.72)%	—	—	—
Ratio of net operating expenses to average net assets(5)	5.21%	4.24%	5.41%	3.87%	3.18%
Portfolio turnover	75%	72%	94%	92%	125%
Total amount of senior securities outstanding exclusive of treasury securities	$125,427	$312,133	$621,212	$507,230	$346,525
Asset coverage per unit of total debt(7)	14.42	6.07	3.33	3.78	3.63
Total amount of term preferred shares outstanding	$198,706	$198,502	—	—	—
Asset coverage per unit of total leverage (debt and term preferred shares)(8)	5.58	3.71	—	—	—

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.

(5)
Average daily net assets for the applicable period is used for this calculation.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)

(6)
For the year ended December 31, 2019, no portion of the Fund’s operating expenses was waived or reimbursed by the sponsor. Had the sponsor not waived management fees or reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 8.07%, 9.69%, 10.10% and 9.02% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

(7)
Asset coverage per unit of total debt is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities and term preferred shares, to the aggregate amount of senior securities representing indebtedness.

(8)
Asset coverage per unit of total leverage is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities and term preferred shares, less all liabilities and indebtedness not represented by senior securities and term preferred shares, to the aggregate amount of senior securities and term preferred shares representing indebtedness.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
The Fund is a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, other closed-end management investment companies, FS Global Credit Opportunities Fund—A, or Fund—A, FS Global Credit Opportunities Fund—D, or Fund—D, FS Global Credit Opportunities Fund—T, or Fund—T, FS Global Credit Opportunities Fund—ADV, or Fund—ADV and FS Global Credit Opportunities Fund—T2, or Fund—T2, or the Feeder Funds, invest substantially all of their assets in the Fund.
The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments. On April 9, 2018, GSO Capital Partners, LP (“GSO”), resigned as the investment sub-adviser to the Fund and terminated the investment sub-advisory agreement. Effective April 9, 2018, FS Global Advisor serves as the sole investment adviser and provides all investment advisory services to the Fund.
As of December 31, 2019, approximately 69.8%, 13.5%, 12.6%, 3.7% and 0.4% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2, respectively. As of December 31, 2017, each Feeder Fund had closed its respective public offering to new investors.
As of December 31, 2019, the Fund had two wholly-owned financing subsidiaries and three wholly-owned subsidiaries through which it holds interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2019. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.
Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•
The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.

•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s board of trustees, or the Board, in accordance

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
•
The quarterly fair valuation process begins with FS Global Advisor reviewing and documenting preliminary valuations for each investment, which valuations are obtained from an approved independent third-party valuation service, and providing a valuation range;

•
FS Global Advisor then provides the audit committee of the Board its valuation recommendation for each investment;

•
The preliminary valuations are then presented to and discussed with the audit committee of the Board;

•
The audit committee of the Board then reviews the preliminary valuations and FS Global Advisor, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•
Following its review, the audit committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

•
The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value.
Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. The aggregate settlement values and notional amounts of the contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward foreign currency exchange contracts.
Swaps typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.
The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor, and has authorized FS Global Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount and market discount are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts. For the year ended December 31, 2019, the Fund recognized $12,675 in prepayment fee revenue.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2019, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Credit Default Swaps: When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring,

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.
Recent Accounting Pronouncements: In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities, or ASU 2017-08, which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund adopted ASU 2017-08 and determined that there was no significant impact on its consolidated financial statements.
Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the years ended December 31, 2019 and 2018:
	Year Ended December 31,
	2019		2018
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance of Common Shares	6,598,937	$50,038	6,673,631	$52,131
Aggregate Consideration for Repurchased Shares	(6,081,693)	(46,148)	(10,753,688)	(83,372)
Net Proceeds from Share Transactions	517,244	$3,890	(4,080,057)	$(31,241)
Common shares of the Fund are issued solely to Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. The following table summarizes the common shares issued by the Fund to the Feeder Funds during the years ended December 31, 2019 and 2018:
	Year Ended December 31,
	2019		2018
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	4,686,683	$35,540	4,835,228	$37,759
FS Global Credit Opportunities Fund—D	936,001	7,100	982,214	7,669
FS Global Credit Opportunities Fund—T	709,093	5,373	613,896	4,807
FS Global Credit Opportunities Fund—ADV	240,609	1,824	214,879	1,681
FS Global Credit Opportunities Fund—T2	26,551	201	27,414	215
Total Gross Proceeds from Issuance of Common Shares	6,598,937	$50,038	6,673,631	$52,131

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Fund intends to repurchase common shares held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. The following table summarizes the common shares repurchased by the Fund from the Feeder Funds during the years ended December 31, 2019 and 2018:
	Year Ended December 31,
	2019		2018
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	4,187,597	$31,777	7,340,773	$56,890
FS Global Credit Opportunities Fund—D	853,218	6,476	1,675,929	12,973
FS Global Credit Opportunities Fund—T	596,792	4,528	1,130,391	8,776
FS Global Credit Opportunities Fund—ADV	219,730	1,668	412,336	3,203
FS Global Credit Opportunities Fund—T2	24,871	188	20,262	161
Total Aggregate Consideration for Repurchased Shares	5,882,208	$44,637	10,579,691	$82,003
In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds holding small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserve the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account is less than the Feeder Funds’ $5,000 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. The Feeder Funds will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Feeder Funds’ most recent price at which the Feeder Funds’ shares were issued pursuant to its distribution reinvestment plan. The Feeder Funds conducted the first such repurchase and de minimis account liquidation during July 2018. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, the Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s).
The following table summarizes the common shares repurchased by the Fund from the Feeder Funds in connection with de minimis account liquidations during the years ended December 31, 2019 and 2018:
	Year Ended December 31,
	2019		2018
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	162,086	$1,229	134,783	$1,061
FS Global Credit Opportunities Fund—D	24,507	185	13,202	104
FS Global Credit Opportunities Fund—T	8,667	66	22,061	173
FS Global Credit Opportunities Fund—ADV	3,637	27	3,951	31
FS Global Credit Opportunities Fund—T2(1)	588	4	—	—
Total Aggregate Consideration for Repurchased Shares	199,485	$1,511	173,997	$1,369

(1)
The Fund did not repurchase any common shares from Fund—T2 in connection with de minimis account liquidations during the year ended December 31, 2018.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Effective May 10, 2019, the Fund and FS Global Advisor entered into a new investment advisory agreement, dated as of April 18, 2019, or the 2019 investment advisory agreement. Pursuant to the 2019 investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.
Under the 2019 investment advisory agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to accommodate repurchase requests under the Feeder Funds’ share repurchase programs.
The calculation of the incentive fee for each quarter is as follows:
•
No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50% (6.00% annualized);

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and

•
10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Under the previous investment advisory agreement, dated as of October 9, 2013 and in effect through May 10, 2019, or the 2013 investment advisory agreement, FS Global Advisor was entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets and (b) an incentive fee equal to 20% of the Fund’s pre-incentive fee net investment income. Effective January 1, 2018 and through December 31, 2018, FS Global Advisor agreed to waive (a) 0.50% of the base management fee such that the fee received equaled 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Prior to and after the aforementioned waiver and through May 9, 2020, the incentive fee was calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, as follows:
•
No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•
20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

GSO, the former investment sub-adviser to FS Global Advisor, was entitled to receive 50% of all management and incentive fees paid to FS Global Advisor under the 2013 investment advisory agreement with respect to each year.
Additionally, from on or about January 1, 2019 through May 10, 2019, the date on which shareholder approval of the 2019 investment advisory agreement was obtained (the “Proxy Solicitation Period”), FS Global Advisor agreed to rebate back to the Fund the difference in advisory fees, if any, between the advisory fees that (i) FS Global Advisor earned during the Proxy Solicitation Period under the 2013 investment advisory agreement and (ii) FS Global Advisor would have earned had the 2019 investment advisory agreement been in effect throughout the Proxy Solicitation Period (the “Rebate”). During the Proxy Solicitation Period, the total advisory fees that FS Global Advisor would have earned under the 2019 investment advisory agreement exceeded the fees that FS Global Advisor earned under the 2013 investment advisory agreement. Therefore, no rebate was due to the Fund.
Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
The following table describes the fees and expenses incurred under the investment advisory agreement and the administration agreement during the year ended December 31, 2019:
Related Party	Source Agreement	Description	Amount
FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$35,007
FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	$10,145
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$3,173

(1)
During the year ended December 31, 2019, $36,243 in management fees were paid to FS Global Advisor. As of December 31, 2019, $7,345 in management fees were payable to FS Global Advisor.

(2)
During the year ended December 31, 2019, $7,139 in incentive fees were paid to FS Global Advisor. As of December 31, 2019, $3,006 in incentive fees were payable to FS Global Advisor.

(3)
During the year ended December 31, 2019, the Fund paid $2,323 in administrative services expenses to FS Global Advisor.

Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, a private fund and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.
Expense Reimbursement Agreement
Pursuant to the expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and FS Investments, or the expense reimbursement agreement, FS Investments agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement was to ensure that no portion of any ordinary cash distributions made by the Fund were paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments would not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement was not to prevent tax-advantaged distributions.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Under the expense reimbursement agreement, FS Investments would reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.
Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Fund will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
On November 13, 2018, FS Global Advisor informed the Board that for a period of one year, it will defer the receipt of base management fees under the then current investment advisory agreement if, and to the extent that, the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in the calendar quarter exceeds the sum of the Fund’s investment company taxable income (as defined in Section 852 of the Internal Revenue Code of 1986, as amended, or the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar quarter, or collectively, the Fund’s distributable funds on a tax basis. FS Global Advisor will only receive such deferred management fees in a future calendar quarter if, and to the extent that, the Fund’s distributable funds on a tax basis in the future calendar quarter exceeds the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in such quarter. In light of this commitment by FS Global Advisor, the expense reimbursement agreement was terminated on November 13, 2018.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table reflects the expense reimbursements accrued from FS Investments to the Fund through December 31, 2019 that may be subject to reimbursement to FS Investments:
Quarter Ended(1)	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(2)	Reimbursement Eligibility Expiration
December 31, 2017	$1,647	0.39%	9.49%	December 31, 2020

(1)
During the year ended December 31, 2019, $8,461 of expense reimbursements that the Fund had accrued during the year ended December 31, 2016 expired and are no longer eligible for reimbursement to FS Global Advisor as of December 31, 2019.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular cash distribution per common share as of such date without compounding), divided by the Fund’s NAV per common share as of such date.

Note 5. Distributions
The following table reflects the cash distributions per common share that the Fund declared on its common shares during the years ended December 31, 2019 and 2018:
	Distribution
Year Ended December 31,	Per Share	Amount
2018	$0.5500	$109,031
2019	$0.5650	$112,127
On December 20, 2019 and January 24, 2020, the Board declared regular monthly cash distributions for January and February 2020, respectively, each in the amount of  $0.0425 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim distributions in the form of cash at the discretion of the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Each of the Feeder Funds has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Feeder Fund can elect to have their cash distributions reinvested in additional common shares of such Feeder Fund. To the extent that a Feeder Fund’s shareholders reinvest their cash distributions, such Feeder Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Feeder Funds to their respective shareholders) may be reinvested in additional common shares of the Fund.
The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets, distributions on account of preferred and common equity and expense reimbursements and additional support payments from FS Investments. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
No portion of the cash distributions declared during the years ended December 31, 2019 and 2018 was funded through the reimbursement of operating expenses by FS Investments or waivers of advisory fees by FS Global Advisor. Any such distributions funded through support payments, deferrals or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

continues to make such payments, deferrals or waivers of such fees. The Fund’s future repayments of amounts reimbursed, deferred or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive advisory fees or make support payments in future periods.
The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the years ended December 31, 2019 and 2018:
	Year Ended December 31,
	2019		2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$112,127	100%	$109,031	100%
Total	$112,127	100%	$109,031	100%

(1)
During the years ended December 31, 2019 and 2018, 88.6% and 87.6% of the Fund’s gross investment income, respectively, was attributable to cash income earned, 7.9% and 7.8%, respectively, was attributable to non-cash accretion of discount and 3.5% and 4.6%, respectively, was attributable to PIK interest.

The Fund’s net investment income on a tax basis for the years ended December 31, 2019 and 2018 was $137,249 and $141,208, respectively. As of December 31, 2019, the Fund had $53,892 of undistributed net investment income on a tax basis.
The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses), preferred equity distributions and reclassification on certain derivatives, non-deductible excise tax, non-deductible interest expense on Term Preferred Shares and fees recognized upon prepayment of loans.
The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the year ended December 31, 2019:
GAAP-basis net investment income	$138,800
Tax treatment of unamortized original issue discount and prepayment fees	(14,706)
Mark-to-market unrealized appreciation (depreciation) on derivatives	(3,825)
Foreign currency gains (losses)	(2,479)
Non-deductible excise tax	2,813
Non-deductible interest expense on Term Preferred Shares	10,318
Net income and ordinary gains from publicly traded partnership	3,828
Other miscellaneous differences	2,500
Tax-basis net investment income	$137,249
The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2019, the Fund increased retained earnings (accumulated deficit) by $3,087 and decreased capital in excess of par value by $3,087. This reclassification has no impact on the net assets of the Fund.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of December 31, 2019, the components of retained earnings (accumulated deficit) on a tax basis were as follows:
Distributable ordinary income	$53,892
Capital loss carryover(1)	(185,221)
Net unrealized appreciation (depreciation)	(60,900)
Non-deductible interest expense on Term Preferred Shares	(3,370)
Total	$(195,599)

(1)
The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2019, the Fund had long-term and short-term capital loss carryovers of $162,234 and $22,987, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $1,750,434 as of December 31, 2019. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(60,931), which was comprised of gross unrealized appreciation of $47,811 and gross unrealized depreciation of $108,742, as of December 31, 2019.
As of December 31, 2019, the Fund had a gross deferred tax asset of  $2,725 resulting from unrealized depreciation on investments, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary. As of December 31, 2019, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of  $2,725. For the year ended December 31, 2019, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of December 31, 2019 was as follows:
Fair Value
	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	—	$1,084(1)
Credit Risk
Credit default swap contracts	$513(2)	$9,426(3)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:
(1)
Unrealized depreciation on forward foreign currency exchange contracts.

(2)
Unamortized swap premiums paid and unrealized depreciation on credit default swaps.

(3)
Unamortized swap premiums received and unrealized depreciation on credit default swaps.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2019:
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JPMorgan Chase Bank, N.A.	$641	$641	—	—	—
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
Barclays Bank PLC	$3,559	—	—	$3,559	—
Credit Suisse International	$1,606	—	—	$1,606	—
Goldman Sachs International	$1,402	—	—	$1,402	—
JPMorgan Chase Bank, N.A.	$1,815	$641	—	$1,174	—

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)
Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations by risk exposure for the year ended December 31, 2019 was as follows:
	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$(208)(1)	$(906)(2)
Credit Risk
Credit default swap contracts	$(10,875)(3)	$2,315(4)
Market Risk
Options purchased	$(36,264)(5)	$(169)(6)
Options written	$21,820(7)	—

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:
(1)
Net realized gain (loss) on forward foreign currency exchange contracts.

(2)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)
Net realized gain (loss) on credit default swaps.

(4)
Net change in unrealized appreciation (depreciation) on credit default swaps.

(5)
Net realized gain (loss) on investments—unaffiliated.

(6)
Net change in unrealized appreciation (depreciation) on investments—unaffiliated.

(7)
Net realized gain (loss) on options written.

The average notional amounts of credit default swap contracts, forward foreign currency exchange contracts and options written outstanding during the year ended December 31, 2019, which are indicative of the volumes of these derivative types, were $64,154, $121,374 and $2,027, respectively.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the year ended December 31, 2019 was as follows:
Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	21,820
Net change in unrealized appreciation (depreciation)	—
Premiums received on options written	(21,929)
Premiums paid on exit	109
Fair value at end of period	$—

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2019:
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$780,892	$738,375	44%
Senior Secured Loans—Second Lien	272,423	267,237	16%
Senior Secured Bonds	297,452	298,598	17%
Subordinated Debt	313,350	304,433	18%
Collateralized Securities	33,419	32,500	2%
Equity/Other	50,862	48,878	3%
Total	$1,748,398	$1,690,021	100%
Investments Sold Short	$(3,034)	$(3,552)

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of December 31, 2019, the Fund held investments in four portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnote (s) to the consolidated schedule of investments as of December 31, 2019 included herein.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2019, the Fund had four senior secured loan investments with aggregate unfunded commitments of  $15,689. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2019:
Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$28,677	2%
Capital Goods	155,325	9%
Consumer Durables & Apparel	7,235	0%
Consumer Services	172,855	10%
Diversified Financials	150,630	9%
Energy	302,031	18%
Food & Staples Retailing	9,561	1%
Health Care Equipment & Services	113,368	7%
Household & Personal Products	78,791	5%
Insurance	105,148	6%
Materials	35,062	2%
Media	550	0%
Pharmaceuticals, Biotechnology & Life Sciences	3,933	0%
Retailing	139,494	8%
Software & Services	195,915	12%
Technology Hardware & Equipment	39,551	2%
Telecommunication Services	60,640	4%
Transportation	91,255	5%
Total	$1,690,021	100%
The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of December 31, 2019:
Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$1,442,136	86%
Europe	157,131	9%
Other	90,754	5%
Total	$1,690,021	100%

(1)
Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the year ended December 31, 2019, other than short-term securities and U.S. government obligations, were $1,409,290 and $1,570,509, respectively.
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of December 31, 2019, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:
Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$608,669	$129,706	$738,375
Senior Secured Loans—Second Lien	—	229,591	37,646	267,237
Senior Secured Bonds	—	298,598	—	298,598
Subordinated Debt	—	304,433	—	304,433
Collateralized Securities	—	—	32,500	32,500
Equity/Other	3,552	26	45,300	48,878
Total Investments	3,552	1,441,317	245,152	1,690,021
Credit Default Swaps—Buy Protection	—	513	—	513
Total Assets	$3,552	$1,441,830	$245,152	$1,690,534

Liability Description	Level 1	Level 2	Level 3	Total
Investments Sold Short	$3,552	$—	$—	$3,552
Forward Foreign Currency Exchange Contracts	—	1,084	—	1,084
Credit Default Swaps—Buy Protection	—	7,170	—	7,170
Credit Default Swaps—Sell Protection	—	2,256	—	2,256
Total Liabilities	$3,552	$10,510	$—	$14,062
The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market, are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm approved by the Board are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Board determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.
The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2019:
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$91,637	$20,231	$41,996	$91,469	$245,333
Accretion of discount (amortization of premium)	370	87	—	200	657
Net realized gain (loss)	(3,297)	—	62	(34,507)	(37,742)
Net change in unrealized appreciation (depreciation)	1,354	712	(1,221)	35,307	36,152
Purchases	81,050	14,728	—	19,985	115,763
Paid-in-kind interest	3,047	1,888	—	2,355	7,290
Sales and repayments	(44,455)	—	(8,337)	(69,513)	(122,305)
Net transfers in or out of Level 3(1)	—	—	—	4	4
Fair value at end of period	$129,706	$37,646	$32,500	$45,300	$245,152
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(2,331)	$712	$(1,037)	$1,100	$(1,556)

(1)
Transfers in or out of Level 3 were deemed to have occurred at the beginning of the period.

During the year ended December 31, 2019, the Fund’s credit default swaps—buy protection and credit default swaps—sell protection transferred from Level 3 to Level 2 as of the beginning of the period at fair value of  $(687) and $(10,688), respectively. Valuations of the Fund’s credit default swaps are obtained from independent third-party pricing services and classified as Level 2 in the fair value hierarchy.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2019 are as follows:
Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$114,580	Market Comparables	Market Yield (%)	7.7% – 12.1%	9.8%
	3,336		EBITDA Multiples (x)	4.5x – 5.0x	4.8x
	9,561		Revenue Multiples (x)	0.1x – 0.1x	0.1x
	2,229		Liquidation Coverage (%)	6.5% – 7.3%	6.9%
Senior Secured Loans—Second Lien	22,727	Market Comparables	Market Yield (%)	8.6% – 9.1%	8.8%
	14,919		EBITDA Multiples (x)	4.5x – 5.0x	4.8x
	—		Revenue Multiples (x)	0.1x – 0.1x	0.1x
Collateralized Securities	32,500	Market Comparables	Market Yield (%)	12.7% – 12.7%	12.7%
Equity/Other	14,701	Discounted Cash Flow	Discount Rate (%)	25.0% – 25.0%	25.0%
	30,599	Market Comparables	EBITDA Multiples (x)	3.5x – 10.9x	4.7x
			Production Multiples (Mboe/d)	$32,500.0 – $37,500.0	$35,000.0
			Proved Reserves Multiples (Mmboe)	$10.5 – $12.0	$11.3
			PV-10 Multiples (x)	0.7x – 0.8x	0.7x
			Revenue Multiples (x)	0.1x – 12.8x	12.3x
			Liquidation Coverage (%)	0.0% – 0.0%	0.0%
	—	Other(2)	Other(2)	$0.0 – $0.0	$0.0
Total	$245,152

(1)
For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

(2)
Fair value determined in good faith by FS Global Advisor.

Note 9. Financing Arrangements and Term Preferred Shares
The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of December 31, 2019:
Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Dauphin Funding Facility	Revolving Credit Facility	L+1.85%	$25,000	$125,000	April 22, 2021
Bucks Funding Facility	Revolving Credit Facility	L+1.10%	165	200,000	September 26, 2020(3)
Bucks Funding Facility	Term Loan	L+1.20%	100,262	—	April 22, 2021
Series 2023 Term Preferred—Floating(4)	Floating Rate Shares	L+1.85%	45,000	—	August 1, 2023
Series 2023 Term Preferred—Fixed(4)	Fixed Rate Shares	4.818%	55,000	—	August 1, 2023
Series 2026 Term Preferred Shares(4)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Total			$325,427	$325,000

(1)
Borrowings of each of the Fund’s financing subsidiaries and each series of the Term Preferred Shares are considered borrowings of the Fund, and senior securities, respectively, for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

(2)
The carrying amount outstanding under the facility approximates its fair value.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

(3)
As described below, this facility generally is terminable upon 270 days’ notice by BNPP or two business days’ notice by the Fund. As of December 31, 2019, neither party to the facility had provided notice of its intent to terminate the facility.

(4)
The valuations of the Series 2023 Term Preferred—Floating, Series 2023 Term Preferred—Fixed and Series 2026 Term Preferred Shares are considered Level 2 valuations within the fair value hierarchy.

For the year ended December 31, 2019, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:
	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Dauphin Funding	$2,983	$235	$3,218
Bucks Funding—Revolving Credit Facility	6,560	—	6,560
Bucks Funding—Term Loan	2,403	—	2,403
Series 2023 Term Preferred Shares—Floating Rate	1,966	78	2,044
Series 2023 Term Preferred Shares—Fixed Rate	2,650	86	2,736
Series 2026 Term Preferred Shares	5,426	112	5,538
Total	$21,988	$511	$22,499

(1)
Interest expense includes the effect of unused fees and commitment fees, if any.

For the year ended December 31, 2019, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Fund’s financing arrangements and term preferred shares were as follows:
	Cash Paid for Interest Expense(1)	Average Borrowings	Effective Interest Rate(2)	Weighted Average Interest Rate(2)
Dauphin Funding	$2,897	$59,856	3.75%	4.32%
Bucks Funding—Revolving Credit Facility	6,654	$169,131	3.01%	3.66%
Bucks Funding—Term Loan	2,020	$100,794	3.11%	2.38%
Series 2023 Term Preferred Shares—Floating Rate	1,961	$45,000	3.95%	4.37%
Series 2023 Term Preferred Shares—Fixed Rate	2,591	$55,000	4.82%	4.82%
Series 2026 Term Preferred Shares	4,070	$100,000	5.43%	5.43%
Total	$20,193

(1)
Interest under the Dauphin Funding facility is payable quarterly in arrears. Interest under the Bucks Funding facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Dividends under the Series 2023 Term Preferred Shares—Floating Rate are payable quarterly in arrears, commencing on October 1, 2018. Dividends under the Series 2023 Term Preferred Shares—Fixed Rate and Series 2026 Term Preferred Shares are each payable semi-annually in arrears, commencing on February 1, 2019.

(2)
Effective interest rate and weighted average interest rate do not include the effect of unused fees and commitment fees, if any.

Dauphin Funding Facility
On August 26, 2014, the Fund’s wholly-owned, special-purpose financing subsidiary, Dauphin Funding, entered into a revolving credit facility, or the Dauphin Funding facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent and the lenders party thereto. On April 22, 2019, the parties entered into an amendment and restatement of the Dauphin Funding facility to, among other things, (i) add Deutsche Bank AG, London Branch as a lender, (ii) extend the maturity date to April 22, 2021, and (iii) add a guaranty by the Fund of the obligations of Dauphin Funding.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

The Fund may contribute assets to Dauphin Funding from time to time, subject to certain restrictions set forth in the Dauphin Funding facility, and will retain a residual interest in any assets contributed through its ownership of Dauphin Funding or will receive fair market value for any assets sold to Dauphin Funding. Dauphin Funding may purchase additional assets from various sources. Dauphin Funding has appointed the Fund to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dauphin Funding’s obligations to Deutsche Bank under the Dauphin Funding facility are secured by a first priority security interest in substantially all of the assets of Dauphin Funding, including its portfolio of assets.
The maximum committed amount available under the Dauphin Funding facility is $150,000. Dauphin Funding may borrow loans under the Dauphin Funding facility in U.S. dollars, euros and British pounds sterling, at its election. Borrowings under the Dauphin Funding facility accrue interest at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, for the relevant currency plus a spread of 1.85% per annum. When more than 25% of the maximum commitment is undrawn, Dauphin Funding is required to pay an unused fee at a rate equal to 0.50%, 0.80% or 1.45% per annum tiered based on the undrawn commitment on each day. Interest and unused fee rates increase by 0.30% if the Fund’s guaranty is terminated at any time prior to the maturity date. Dauphin Funding also will be required to pay a commitment reduction fee at a rate equal to 0.75% on the amount of the commitment reduced, if any reduction occurs on or prior to April 22, 2020, or 0.50%, if any reduction occurs between April 23, 2020 and March 22, 2021, in each case, prorated for the number of days remaining to the maturity date. Borrowings under the Dauphin Funding facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Dauphin Funding varies depending upon the types of assets in Dauphin Funding’s portfolio. Any amounts borrowed under the Dauphin Funding facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on April 22, 2021. In addition, the Fund has entered into a guaranty, pursuant to which the Fund has agreed to guaranty Dauphin Funding’s obligations under the Dauphin Funding facility.
Under the Dauphin Funding facility, Dauphin Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The Dauphin Funding facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) the purchase by Dauphin Funding of certain ineligible assets; (c) the insolvency or bankruptcy of Dauphin Funding or the Fund; (d) the Fund ceasing to act as investment manager of Dauphin Funding’s assets; (e) the decline of the Fund’s NAV below a specified threshold; (f) fraud or other illicit acts by the Fund or FS Global Advisor in their respective investment advisory capacities; and (g) the occurrence of a default or similar condition under certain third-party contracts by the Fund or Dauphin Funding. Upon the occurrence of an event of default, Deutsche Bank may declare the outstanding principal and interest and all other amounts owing under the Dauphin Funding facility immediately due and payable. During the continuation of an event of default, Dauphin Funding must pay interest at a default rate.
The Fund incurred costs in connection with obtaining and amending and restating the Dauphin Funding facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2019, $386 of such deferred financing costs had yet to be amortized to interest expense.
Bucks Funding Facility
On March 10, 2015, the Fund’s wholly-owned financing subsidiary, Bucks Funding, entered into a committed facility arrangement, or the Bucks Funding facility, with BNP Paribas Prime Brokerage International, Ltd. (as successor in interest to BNP Paribas Prime Brokerage, Inc.), or BNP PBIL, on behalf

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

of itself and as agent for BNP Paribas. The Bucks Funding facility is documented under an amended and restated committed facility agreement dated April 22, 2019 by and between Bucks Funding and BNP PBIL, or the committed facility agreement, a U.S. Prime Brokerage agreement dated January 26, 2018 by and between Bucks Funding and BNP Paribas Prime Brokerage, Inc., or BNPP, and a special custody and pledge agreement dated January 26, 2018 by and among Bucks Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, and which are collectively referred to herein as the BNP financing agreements. On April 22, 2019, Bucks Funding entered into an amendment and restatement of the Bucks Funding facility to, among other things, (i) bifurcate the facility between a term loan facility in the amount of  $100,000 and a revolving credit facility with a maximum commitment amount of  $200,000, and (ii) add a guaranty by the Fund of the obligations of Bucks Funding.
The Fund may contribute securities to Bucks Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Bucks Funding or will receive fair market value for any securities sold to Bucks Funding. Bucks Funding may purchase additional securities from various sources. Bucks Funding has appointed the Fund to manage its portfolio of securities pursuant to the terms of an investment management agreement. Bucks Funding’s obligations to BNP PBIL under the Bucks Funding facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the BNP financing agreements.
Borrowings under the Bucks Funding facility accrue interest at a rate equal to the three-month LIBOR plus 1.10% per annum for revolving loans and 1.20% for term loans. Interest is payable monthly in arrears. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount available under the revolving credit facility has not been utilized and 0% per annum if 90% or more has been utilized. The term loans under the Bucks Funding facility will mature, and the principal and accrued and unpaid interest thereunder will be due and payable, on April 22, 2021. Bucks Funding may terminate the committed facility agreement upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the revolving credit facility. Bucks Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining, amending and restating the Bucks Funding facility. In addition, the Fund has entered into a parent guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding facility.
Under the Bucks Funding facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP financing agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Bucks Funding; (b) any change in BNP PBIL’s interpretation of applicable law that, in the reasonable opinion of counsel to BNP PBIL, has the effect of impeding or prohibiting the Bucks Funding facility; (c) certain events of insolvency or bankruptcy by the Fund or Bucks Funding; (d) specified material reductions in the Fund’s or Bucks Funding’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the investment advisory agreement or if FS Global Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP PBIL.
Under the terms of the BNP financing agreements, BNP PBIL has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Bucks Funding may receive a fee from BNP PBIL in connection with any rehypothecated securities. Bucks Funding may

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Bucks Funding to BNP PBIL. Bucks Funding may recall any rehypothecated security at any time, and BNP PBIL must return such security or equivalent security within a commercially reasonable period. In the event BNP PBIL does not return the security, Bucks Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNP PBIL under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Bucks Funding under the BNP financing agreements, BNP PBIL may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Bucks Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.
The maximum committed financing available under the revolving credit facility is $200,000. Any amounts borrowed under the revolving credit facility in excess of the maximum commitment are callable at the discretion of BNP PBIL. The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of December 31, 2019, all of such deferred financing costs had been amortized to interest expense.
Series 2023 Term Preferred Shares
On August 9, 2018, the Fund issued Term Preferred Shares, Series 2023, consisting of 45,000 shares of its Term Preferred Shares, Series 2023—Floating Rate (the “Floating Rate Shares”) and 55,000 shares of its Term Preferred Shares, Series 2023—Fixed Rate (the “Fixed Rate Shares”) (collectively, the “Series 2023 Term Preferred Shares”) at a price of  $1,000 per share. The Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of  $99,625.
The Fund will be required to redeem all of the Term Preferred Shares on August 1, 2023 at a liquidation price of  $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the outstanding Floating Rate Shares at the liquidation price and may, at its sole option, redeem the Fixed Rate Shares subject to payment of a make-whole premium. Dividends on the Floating Rate Shares are payable quarterly in arrears on the first business day of each calendar quarter, commencing on October 1, 2018, at a floating rate calculated by reference to the three-month LIBOR based on the U.S. dollar plus 1.85% per annum. Dividends on the Fixed Rate Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 4.818%.
Series 2026 Term Preferred Shares
On November 1, 2018, the Fund issued 100,000 of its Term Preferred Shares, Series 2026 (the “Series 2026 Term Preferred Shares”) at a price of  $1,000 per share. The Series 2026 Term Preferred Shares (collectively with the Series 2023 Term Preferred Shares, the “Term Preferred Shares”) were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of  $99,375.
The Fund will be required to redeem all of the Series 2026 Term Preferred Shares on February 1, 2026 at a liquidation price of  $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares subject to payment of a

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

make-whole premium through November 1, 2025 and at the liquidation price thereafter. However, in the event that either (i) the holders of the Series 2026 Term Preferred Shares seek to replace any existing trustee or nominate any additional trustee to the Fund’s board pursuant to a proxy contest, except for the exercise by the holders of preferred shares’ right to appoint a majority of the trustees upon a failure to pay dividends, or (ii) the Series 2026 Term Preferred Shares do not have at least one credit rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by Standard & Poor’s Rating Services issued by a nationally recognized statistical rating organization (an “Investment Grade Rating”), and certain operational conditions are satisfied, then the Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares at the liquidation price without the payment of a make-whole premium. Dividends on the Series 2026 Term Preferred Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 5.426%. In the event that the Series 2026 Term Preferred Shares do not have an Investment Grade Rating for a period of 75 consecutive days, unless certain operational conditions are satisfied, a default rate of an additional 3.50% per annum will be added to the dividend rate.
Term Preferred Shares
The Term Preferred Shares will rank senior in right of payment to the Fund’s common shares of beneficial interest, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.
The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.
The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. As of December 31, 2019, FS Global Advisor has determined that the fair value of the Term Preferred Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.
As of December 31, 2019, $198,706 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of  $794 and $500, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of December 31, 2019, $500 of such deferred financing costs had yet to be amortized to interest expense.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Feeder Funds’ prospectuses and the Feeder Funds’ and the Fund’s other filings with the SEC.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

LIBOR Risk: The Fund is exposed to risks associated with changes in interest rates, including with respect to the phase out of LIBOR. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on its investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.
The Fund’s investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Fund’s investments, even if unrealized, must be reflected in its financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.
Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which the Fund borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance the Fund’s investments or to refinance its current financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact its net investment income.
The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. In addition, in April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced a preferred replacement of U.S. dollar LIBOR with a new index, calculated by reference to short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or SOFR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although a SOFR-derived rate appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR for U.S. dollars and other major

FS Global Credit Opportunities Fund
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

currencies that may occur in the United States, the United Kingdom or elsewhere. As such, the potential effect of the phase-out or replacement of LIBOR on the Fund’s cost of capital and net investment income cannot yet be determined. If LIBOR ceases to exist, the Fund may need to renegotiate any credit or similar agreements extending beyond 2021 with its portfolio companies that utilize LIBOR as a factor in determining the interest rate and certain of its existing credit facilities, in each case to replace LIBOR with the new standard that is established. Moreover, the discontinuation of LIBOR and the transition to an alternative benchmark rate may adversely impact the functioning, liquidity, volatility and value of floating rate income securities and could lead to significant short-term and long-term uncertainty and market instability. These risks will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. These events may also increase the difficulty of borrowing or refinancing and may diminish the effectiveness of hedging strategies. The precise impacts of a transition away from LIBOR on the Fund, on floating rate income securities in which it may invest and on the financing market generally remain uncertain. Additionally, because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued proposed regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the proposed regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made. The IRS may withdraw, amend or finalize, in whole or part, these proposed regulations and/or provide additional guidance, with potential retroactive effect.
Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate in the investment advisory agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates, which consists of the conditional obligation of the Fund to reimburse FS Investments pursuant to the terms of the former expense reimbursement agreement.

Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.
Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	58	January 2013	Chairman, President and Chief Executive Officer	Chairman and Chief Executive Officer of FS Investments	10	FS Multi-Alternative Income Fund (since 2018); FS Series Trust (since 2016); FS Energy Total Return Fund (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS KKR Capital Corp. II (formerly FS Investment Corporation II) (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (since 2007)
Independent Trustees
Walter W. Buckley, III	59	June 2013	Trustee	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	6	Actua Corporation (since 1996)
David L. Cohen	64	June 2013	Trustee	Senior Executive Vice President of Comcast Corporation (since 2015); and Executive Vice President of Comcast Corporation (2002 – 2015)	6	NBCUniversal Media, LLC (since 2013)
Barbara J. Fouss	50	November 2013	Trustee	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	6

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Philip E. Hughes, Jr.	70	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	7	FS Series Trust (since 2017)
Oliver C. Mitchell, Jr.	65	June 2013	Trustee	Attorney and Consultant—Litigation Avoidance, Corporate Governance and Internal Investigations (since 2014); Senior Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)	6	National Commercial Bank Jamaica Limited (since 2015)
Robert N.C. Nix, III	64	October 2019	Trustee	President of Pleasant News, Inc. (since 1995); and Counsel at Obermayer Rebmann Maxwell & Hippel LLP (since 2005)	6

*
The “Fund Complex” consists of the Fund, the Feeder Funds, FS Series Trust, FS Credit Income Fund, FS Multi-Alternative Income Fund and FS Energy Total Return Fund.

(1)
Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

Executive Officers
Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years
Michael C. Forman	58	Chairman, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	57	Chief Financial Officer	Since 2018	Chief Financial Officer of Fund—A (since 2018), Fund—D (since 2018), Fund—T (since 2018), Fund—ADV (since 2018), Fund—T2 (since 2018), FS Energy and Power Fund (since 2012), FS Energy Total Return Fund (since 2017), FS Credit

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years
				Income Fund (since 2017), FS Multi-Alternative Income Fund (since 2018) and FS Credit Real Estate Income Trust, Inc. (since 2018)
Stephen S. Sypherd	42	Vice President, Treasurer and Secretary	Since 2013	General Counsel, FS Investments; and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002 – 2010)
James F. Volk	57	Chief Compliance Officer	Since 2015	Senior Vice President of Fund Compliance, FS Investments (since 2014); and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996 – 2014)
Statements of Additional Information
The Feeder Funds’ statements of additional information, each dated as of March 23, 2016 for Fund—A and Fund—D, as of April 29, 2016 for Fund—T and Fund—ADV, and as of June 20, 2017 for Fund—T2, as amended and supplemented to date, contain additional information regarding the Feeder Funds’ and the Fund’s trustees and executive officers and are available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing FS Investments’ website at www.fsinvestments.com.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Matters Submitted to a Vote of Shareholders
Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 held special meetings of shareholders on April 18, 2019, to approve the 2019 investment advisory agreement between the Fund and FS Global Advisor, or the Proposal. FS Global Credit Opportunities Fund—D adjourned its meeting until May 10, 2019.
The special shareholder meeting results were as follows:
	Number of Shares			% of Votes Cast in Favor
	For	Against	Abstain
Fund—A	59,429,636	17,276,148	3,573,322	74.03%
Fund—D	11,973,516	1,371,998	591,814	85.91%
Fund—T	11,944,593	2,474,167	825,946	78.35%
Fund—ADV	3,471,301	102,795	249,463	90.79%
Fund—T2	435,339	3,939	47,044	89.52%

Similarly, on May 10, 2019, each Feeder Fund voted its shares in the Fund for or against the Proposal proportionately with the vote each Feeder Fund received from its respective shareholders. As a result, the voting of shares in the Fund to approve the Proposal were as follows:
	For the Proposal	Against the Proposal	Abstain
FS Global Credit Opportunities Fund	90.26%	4.27%	5.47%
Distribution Reinvestment Plans
The Feeder Funds have adopted “opt in” distribution reinvestment plans (together, the “DRPs”) pursuant to which the Feeder Funds’ shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the applicable Feeder Fund. Participants in each Feeder Fund’s DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the applicable DRP. If a shareholder does not elect to participate in the applicable Feeder Fund’s DRP, the shareholder will automatically receive any distributions the applicable Feeder Fund declares in cash. For example, if the board of trustees of a Feeder Fund authorizes, and such Feeder Fund declares, a cash distribution, then if a shareholder has “opted in” to the Feeder Fund’s DRP, the shareholder will have the cash distribution reinvested in additional common shares of the Feeder Fund, rather than receiving the cash distribution. The Feeder Funds expect to issue common shares pursuant to the DRPs on the distribution payment date at a price equal to the NAV per common share of such Feeder Fund’s common shares on such distribution payment date. Common shares issued pursuant to the DRPs will have the same voting rights as common shares offered in the Feeder Funds’ continuous public offerings.
If a shareholder wishes to receive distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the Feeder Funds’ transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the applicable DRP and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the applicable DRP by notifying their broker or other financial intermediary of their election.
The Feeder Funds use newly issued common shares under their DRPs. The number of common shares the Feeder Funds issue to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the applicable Feeder Fund’s NAV per common share on the distribution payment date. There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Feeder Funds pay the plan administrator’s fees under the DRPs. If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from a Feeder Fund will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.
The Feeder Funds reserve the right to amend, suspend or terminate their DRPs. A shareholder may terminate their account under a Feeder Fund’s DRP by calling the plan administrator at 877-628-8575. All correspondence concerning the Feeder Funds’ DRPs should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the applicable DRP by request to the plan administrator or by contacting the applicable Feeder Fund.

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–ADV and FS Global Credit Opportunities Fund–T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

www.fsinvestments.com	AN19-GCO-M
© 2020 FS Investments	TM FE20

Item 2. Code of Ethics.

(a)	On August 15, 2019, the Fund’s board of trustees (the “Board”) adopted an amended Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all officers, trustees, directors and other personnel of the Fund and FS Global Advisor, LLC, the Fund’s investment adviser (“FS Global Advisor”), including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)	Not applicable.

(c)	On August 15, 2019, the Board approved the amended Code of Ethics, which provided for certain non-substantive amendments to the Fund’s previous Code of Ethics. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)	During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Fund did not grant any waiver, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2019 and 2018 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $185,000 and $185,000, respectively.

(b)	Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2019 and 2018 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $2,000 and $37,000, respectively. Audit-related fees for the years ended December 31, 2019 and 2018 represent fees billed for access to management resources and services provided in connection with comfort letter procedures performed, respectively.

(c)	Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2019 and 2018 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $30,778 and $49,125, respectively. Tax fees for the years ended December 31, 2019 and 2018 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns and services provided in connection with the organization and operation of FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(d)	All Other Fees. No fees were billed to the Fund for the fiscal years ended December 31, 2019 and 2018 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1)	The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)	All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Global Advisor and any entity controlling, controlled by or under common control with FS Global Advisor that provides ongoing services to the Fund for the fiscal years ended December 31, 2019 and 2018 were $75,930 and $128,445, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Fund’s consolidated schedule of investments as of December 31, 2019 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated the responsibility for voting proxies relating to its voting securities to FS Global Advisor, pursuant to the proxy voting policies and procedures of FS Global Advisor. FS Global Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below.

Andrew Beckman serves as Managing Director, Head of Liquid Credit, of FS Investments. Prior to joining FS Investments, he served as a Partner and the Head of Corporate Credit and Special Situations at DW Partners, a $3 billion corporate credit manager. Mr. Beckman also serves as the portfolio manager of the Fund. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and was the head of its Event Credit and Credit Opportunities Fund, managing over $2 billion. Earlier in his career, Mr. Beckman was co-head of Goldman Sachs’ special situations multi-strategy investing group.

Nicholas Heilbut serves as Director of Research and Portfolio Manager for the Fund. Prior to joining FS Investments, Mr. Heilbut was a Managing Director at DW Partners. Prior to joining DW Partners, he was Senior Analyst / Head of Research for Magnetar Capital’s event-driven and special situations business. Earlier in his career Mr. Heilbut served as a Senior Analyst at Serengeti Asset Management and before that, he was a Vice President in Goldman Sachs’ Special Situations Multi-Strategy Investing Group.

Robert Hoffman has served as Managing Director of FS Global Advisor since December 2019 and Executive Director of the same since July 2013 and previously served as its vice president from its inception in January 2013 to July 2013. Mr. Hoffman also serves as Managing Director and Head of Investment Research of FS Investments and has presided in such role since January 2019. Mr. Hoffman previously served as Executive Director of FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC and presided in such roles since the later of July 2013 or such entity’s inception date. Prior to joining FS Investments, Mr. Hoffman served at Nomura Corporate Research and Asset Management Inc. (“Nomura”) for over eleven years, most recently holding the position of executive director. At Nomura, Mr. Hoffman was responsible for loan portfolio management and trading and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Mr. Hoffman is a graduate of Columbia University and holds the CFA Institute’s Chartered Financial Analyst designation.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Feeder Fund and the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2019: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

Not applicable.

(a)(3)	FS Global Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Global Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ professionals who render services to the Fund on behalf of FS Global Advisor receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of FS Global Advisor are eligible to receive incentive compensation from FS Global Advisor based on the gross return of the Fund, taking into account, among other things, total net advisory fees received by and overhead and other expenses of FS Global Advisor.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Base compensation and discretionary bonuses are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4)	The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Global Advisor’s investment committee as of December 31, 2019, based on the net asset value per share of the Fund’s common shares as of December 31, 2019.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Andrew Beckman	None
Nicholas Heilbut	None
Robert Hoffman	None

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following table provides information concerning the Fund’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the year ended December 31, 2019 pursuant to its share repurchase program and de minimis account liquidations. All amounts are in thousands, except share and per share amounts.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)(2)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2019	1,603,794	$7.581	1,603,794	(3)
February 1 to February 28, 2019	—	—	—	—
March 1 to March 31, 2019	—	—	—	—
April 1 to April 30, 2019	1,531,595	$7.675	1,531,595	(3)
May 1 to May 31, 2019	—	—	—	—
June 1 to June 30, 2019	—	—	—	—
July 1 to July 31, 2019	1,446,782	$7.606	1,446,782	(3)
August 1 to August 31, 2019	46,986	$7.566	46,986	(3)
September 1 to September 30, 2019	—	—	—	—
October 1 to October 31, 2019	1,452,536	$7.487	1,452,536	(3)
November 1 to November 30, 2019	—	—	—	—
December 1 to December 31, 2019	—	—	—	—
Total	6,081,693	$7.588	6,081,693	(3)

(1)	All of the Fund’s outstanding common shares are owned by the Feeder Funds, who are affiliates of the Master Fund. Quarterly, the Feeder Funds conduct repurchase offers for their common shares of beneficial interest in connection with their previously announced share repurchase programs. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest under their share repurchase programs, the Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s). During the year ended December 31, 2019, the Fund repurchased 4,187,597 common shares from Fund—A, 853,218 common shares from Fund—D, 596,792 common shares from Fund—T, 219,730 common shares from Fund—ADV and 24,871 common shares from Fund—T2 for aggregate consideration totaling $31,777, $6,476, $4,528, $1,668 and $188, respectively.

(2)	In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds holding small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserve the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account is less than the Feeder Funds’ $5,000 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. The Feeder Funds will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Feeder Funds’ most recent price at which the Feeder Funds’ shares were issued pursuant to its distribution reinvestment plan. The Feeder Funds conducted the first such repurchase and de minimis account liquidation during July 2018. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, the Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s). During the year ended December 31, 2019, the Fund repurchased 162,086 common shares from Fund—A, 24,507 common shares from Fund—D, 8,667 common shares from Fund—T, 3,637 common shares from Fund—ADV and 588 common shares from Fund—T2 for aggregate consideration totaling $1,229, $185, $66, $27 and $4, respectively, in connection with de minimis account liquidations.

(3)	All of the Fund’s outstanding common shares are owned by the Feeder Funds, who are affiliates of the Master Fund. The Feeder Funds each have previously announced share repurchase programs, and the Master Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s) in order to fund their share repurchase programs. The Feeder Funds each will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the sum of the greater of (x) the number of common shares that the applicable Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under the Feeder Fund’s DRP (as defined below) during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the applicable Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under the applicable Feeder Fund’s DRP during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the sum of (A) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above and (B) the weekly closing limitation.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	The Proxy Voting Policies and Procedures of FS Global Advisor are included herein in response to Item 7.

(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 6, 2020

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: March 6, 2020